STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
(“Funds”)

Supplement dated February 12, 2016
To Prospectus and Statement of Additional Information dated August 28, 2015

This Supplement reports on several changes in connection with a succession plan related to the impending retirement of Mr. Edward L. Jaroski, who is President, a Director and Chairman of the Board of the Funds, as well as co-portfolio manager for Steward Select Bond Fund.

For several decades, Mr. Jaroski has served as President and Director of Capstone Asset Management Company (“CAMCO”), the Funds’ investment adviser; Capstone Asset Planning Company (“CAPCO”), the Funds’ distributor; and CFS Consulting Services, LLC (“CCS”), which provides administration, compliance and other services to the Funds.   He has also been President and Chief Executive Officer of Capstone Financial Services, Inc. (“CFS”), the parent company of CAMCO, CAPCO and CCS. Additionally, since October 21, 2011, he has served as co-portfolio manager of Steward Select Bond Fund.  It is presently anticipated that Mr. Jaroski will retire from all his positions with the Funds and Capstone entities in March 2016, except that he will continue to be a Director and Chairman of the Board of each of the Funds and will act as a Senior Adviser to his successor, Mr. Michael Kern.

Mr. Michael Kern replaced Mr. Jaroski as President and Chief Executive Officer of CFS, effective May 1, 2015.  Subsequently, on January 1, 2016, Mr. Kern also became President and Chief Executive Office of CAMCO, CAPCO and CCS.  Before moving to Capstone, Mr. Kern spent 19 years with the financial firm of Stout Risius Ross, Inc., where the positions he held at various times included Managing Director in the Valuation & Financial Opinions Group, Head of the Investment Banking Group, Chief Financial Officer, Chief Operating Officer and, finally, President for the last six years.

Upon Mr. Jaroski’s retirement, Steward Select Bond Fund will continue to be managed by Victoria Fernandez, who has been the Fund’s senior portfolio manager since January 1, 2014 and Claude Cody, who has been co-portfolio manager of this Fund since August 24, 2010.

Changes in other Fund positions related to this transition include the following:

Carla Homer, Treasurer of the Funds, resigned her position effective November 21, 2015.  The Funds’ Directors promptly approved the appointment of Edward L. Jaroski to serve as Fund Treasurer on an interim basis.  His appointment as Treasurer was re-confirmed by vote of the Board of Directors at a meeting held December 1, 2015.

In conjunction with all of the other transitions, the Funds’ Board of Directors will be asked to approve the appointment of Mr. Kern as President and Treasurer of the Funds in place of Mr. Jaroski at a meeting to be held in March 2016.

No changes are anticipated in any of the Funds’ investment policies as a result of the above events, or in portfolio managers of Funds except that, as described above, Steward Select Bond Fund will have two, rather than three portfolio managers following Mr. Jaroski’s retirement.

Effective November 30, 2015, the Funds’ transfer agent, SunGard Investor Services LLC (“SunGard”) sold its transfer agency business to FIS Global (“FIS”). As of that date, the transfer agent, anti-money laundering and blue sky services previously provided to the Funds by SunGard are being provided by FIS.  The Funds’ Board of Directors were notified of this change at its meeting held December 2, 2015.  There is no change in the fees paid by the Funds for these services.

The address of the Funds’ transfer agent is now:

Transfer Agent’s Address
     Steward Funds
     c/o Transfer Agency
     P.O. Box 183004
     Columbus, OH  43218-3004

Effective as of the close of business on March 18, 2016, Citi Fund Services, Inc. and Fifth Third Bank  will be resigning as the custodians of the Steward Funds Traditional, Roth, SEP, Coverdell ESA and SIMPLE Individual Retirement Custodial Accounts (each referred to herein as “Account”).

UMB Bank, n.a. has been appointed as successor custodian of all such Accounts UMB Bank, n.a. acknowledges its willingness to act as successor custodian of such Accounts.  Except for Accounts whose holders otherwise notify the Funds, as provided below, UMB Bank, n.a. will automatically assume full responsibility for such Accounts as of close of business on March 18, 2016.

This change of custodians does not require any action on the part of Account holders and will not cause any disruption in the service to such Accounts or any change in your fees.  However, should an Account holder wish to make alternate arrangements to name a different successor custodian, we must receive a completed and signed trustee-to-trustee transfer form from the successor custodian prior to March 18, 2016.  The transfer form must be mailed to:

Regular Mail Steward Funds P.O. Box 183004 Columbus, OH 43218-3004	Overnight Mail Steward Funds c/o Transfer Agency 4249 Easton Way, Suite 400 Columbus, OH 43219